UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 26, 2011
Date of Report (Date of earliest event reported)

TERRACE VENTURES INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-50569	91-2147101
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

810 Peace Portal Drive, Suite 202
Blaine, WA	98230
(Address of principal executive offices)	(Zip Code)

(360) 220-5218
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Agreement with Pengram Corporation (Golden Snow Property)

On April 26, 2011, Terrace Ventures Inc. (the "Company") entered into an agreement with Pengram Corporation ("Pengram") dated April 26, 2011 (the "Earn-In Agreement"). Under the terms of the Earn-In Agreement, the Company will earn up to a 75% interest in Pengram's agreement with Scoonover Exploration LLC and JR Exploration LLC (the “Underlying Agreement”) to acquire the Golden Snow Property, consisting of 83 mineral claims located in the Eureka Mining District in Eureka County, Nevada, by paying to Pengram up to $175,000 and expending up to $1,750,000 to do exploration work on the Golden Snow Property as follows:

(i)	The first 25% interest in the Underlying Agreement upon the Company:

a.	paying Pengram $25,000 by way of Promissory Note due 45 days from the date of the Earn-In Agreement;

b.	completing exploration expenditures on the Property totalling $250,000 by July 31, 2012.

(ii)	An additional 25% interest in the Underlying Agreement upon the Company:

a.	paying Pengram $50,000 on or before May 31, 2013;

b.	completing exploration expenditures on the Property totalling $500,000 by July 31, 2013:

(iii)	An additional 25% interest in the Underlying Agreement upon the Company:

a.	paying Pengram $100,000 on or before May 31, 2014;

b.	completing exploration expenditures on the Property totalling $1,000,000 by July 31, 2014.

The Company is also obligated to pay all advance royalties, county and BLM claim fees and Nevada state taxes during the currency of the Earn-In Agreement.

SECTION 7 – REGULATION FD

ITEM 7.01      REGULATION FD DISCLOSURE.

The Company announced that on April 26, 2011, its Board of Directors have approved two concurrent private placements as follows:

U.S. PRIVATE PLACEMENT

The Company’s Board of Directors have approved a private placement offering of up to 2,500,000 shares of the Company's common stock at a price of $0.10 US per share. The offering will be made in the United States to persons who are accredited investors as defined in Regulation D of the Securities Act of 1933.

FOREIGN PRIVATE PLACEMENT

The Company’s Board of Directors have also approved a concurrent private placement offering of up to 2,500,000 shares of the Company's common stock at a price of $0.10 US per share to persons who are not “U.S. Persons” as defined in Regulation S of the Securities Act of 1933.

The proceeds of the U.S. Private Placement and the Foreign Private Placement offerings will be used to retire corporate indebtedness, complete work on the Company's mineral properties and for general corporate purposes. Under the terms of the private placements, the Company will agree to register for re-sale the shares issued under the private placements within six months of the closing of the private placements.

There is no assurance that the U.S. Private Placement or the Foreign Private Placement offerings or any part of them will be completed.

The above does not constitute an offer to sell or a solicitation of an offer to buy any of the Company’s securities in the United States. The securities have not been registered under the United States Securities Act of 1933, as amended and may not be offered or sold within the United States or to U.S. persons unless an exemption from such registration is available.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS.

(d)      Exhibits

Exhibit Number	Description of Exhibit
10.1	Earn-In Agreement (Golden Snow) dated April 26, 2011 between Pengram Corporation and Terrace Ventures Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERRACE VENTURES INC.

Date: April 27, 2011
	By:	/s/ Howard Thomson

HOWARD THOMSON
President and Chief Executive Officer